UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 13, 1999
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated April
13, 1999 attached as Exhibit 20, relating to the unaudited results for the three months ended March 31, 1999.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated April
13, 1999 attached as Exhibit 20, relating to the unaudited results for the three months ended March 31, 1999.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     April 15, 1999                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated 4/13/99.

Exhibit 20

 NEWS RELEASE


FOR IMMEDIATE RELEASE
April 13, 1999

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
             UNAUDITED RESULTS FIRST QUARTER 1999 -- $212,000

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $212,000 for the quarter ended March 31, 1999, a decrease of $32,000, or 13.1%, below the $244,000 reported for the same period in 1998. Basic earnings per share were $0.17 in 1999, compared to $0.16 in 1998, while fully diluted earnings per share were $0.17 in 1999, compared to $0.15 in 1998.

Net interest income was $1,437,000 for the three months ended March 31, 1999, compared to $1,436,000 for the first quarter in 1998. The provision for loan losses was $123,000 for the quarter ended March 31, 1999 and $39,000 for the quarter ended March 31, 1998.

Noninterest income totaled $406,000 in 1999, $123,000, or 43.4%, higher than the $283,000 recorded for the three months ended March 31, 1998. Noninterest expense was $1,363,000 in 1999, $120,000, or 9.6%, higher than the $1,243,000 reported for the quarter ended March 31, 1998.

Total assets at March 31, 1999 were $157.0 million, compared to $157.1 million at December 31, 1998.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.




This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                              ###
                          GTPS-pr-99-04





Great American Bancorp, Inc.
Consolidated Balance Sheet
March 31, 1999 and December 31, 1998
(in thousands)
                                            March 31, 1999      Dec. 31, 1998
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       6,552      $       6,429
Interest-bearing demand deposits                   15,846             15,386
                                              --------------------------------
 Cash and cash equivalents                         22,398             21,815

Investment securities:
 Available for sale                                    --              1,001
 Held to maturity                                     977              1,977
Loans                                             124,106            122,672
 Allowance for loan losses                         (1,048)              (925)
                                            --------------------------------
  Net loans                                       123,058            121,747
Premises and equipment                              7,483              7,551
Federal Home Loan Bank stock                          736                736
Other assets                                        2,395              2,344
                                            --------------------------------
   Total assets                             $     157,047      $     157,171
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       7,867      $       8,401
  Interest bearing                                114,817            114,619
                                            --------------------------------
   Total deposits                                 122,684            123,020

 Short-term borrowings                              2,500              2,000
 Long-term debt                                     7,000              7,000
 Other liabilities                                  2,124              1,999
                                            --------------------------------
   Total liabilities                              134,308            134,019
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    19,903             19,877
Retained earnings --
  substantially restricted                         16,471             16,411
Net unrealized gain on securities
 available for sale                                    --                  1
                                            --------------------------------
                                                   36,395             36,310
Less:
 Treasury stock - 732,867 and
  693,067 shares                                  (12,610)           (11,999)
 Unearned employee stock
  ownership plan shares                              (580)              (637)
 Unearned incentive plan shares                      (466)              (522)
                                            --------------------------------
                                                  (13,656)           (13,158)
                                            --------------------------------
Total stockholders' equity                         22,739             23,152
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     157,047      $     157,171
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended March 31, 1999 and March 31, 1998
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           March 31, 1999     March 31, 1998
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,514      $       2,381
 Investment securities
  Taxable                                              38                 55
  Tax exempt                                            9                  2
 Deposits with financial
  institutions and other                              196                211
                                            --------------------------------
   Total interest income                            2,757              2,649
                                            --------------------------------
Interest expense:
 Deposits                                           1,205              1,205
 Other                                                115                  8
                                            --------------------------------
   Total interest expense                           1,320              1,213
                                            --------------------------------
   Net interest income                              1,437              1,436
Provision for loan losses                             123                 39
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,314              1,397
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 25                 37
 Insurance sales commissions                          210                 98
 Service charges on deposit accounts                  131                106
 Loan servicing fees                                    5                  7
 Other customer fees                                   35                 34
 Other income                                          --                  1
                                            --------------------------------
   Total noninterest income                           406                283
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       740                688
 Net occupancy expenses                               149                126
 Equipment expenses                                   108                 81
 Data processing fees                                  15                 50
 Deposit insurance expense                             18                 17
 Printing and office supplies                          71                 65
 Legal and professional fees                           90                 40
 Directors and committee fees                          26                 26
 Insurance expense                                     12                 11
 Marketing and advertising expenses                    39                 36
 Other expenses                                        95                103
                                            --------------------------------
   Total noninterest expense                        1,363              1,243
                                            --------------------------------
   Income before income tax                           357                437
Income tax expense                                    145                193
                                            --------------------------------
   Net income                               $         212      $         244
                                            ================================
Earnings per share:
 Basic                                      $        0.17      $        0.16
                                            ================================
 Diluted                                    $        0.16      $        0.15
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of            As of
                                            March 31, 1999    March 31, 1998
----------------------------------------------------------------------------
Total assets                                $     157,047      $     146,234
Total loans, net                                  123,058            111,610
Loan loss reserve                                   1,048                537
Non-performing assets                               1,472                136
Non-performing assets to total assets               0.94%              0.09%
Allowance for loan losses to total assets           0.67%              0.37%
Investment securities                                 977              3,201
Total deposits                                    122,685            117,518
Checking deposits                                  22,550             21,881
Money market deposits                               8,458              7,848
Passbook savings deposits                          15,442             15,589
Certificates of deposit                            75,408             72,200
Total stockholders' equity                         23,739             26,807



                                                     Three Months Ended
                                              March, 1999        March, 1998
----------------------------------------------------------------------------
Net interest margin (annualized)                    4.09%              4.47%
ROA (annualized)                                    0.55%              0.69%
ROE (annualized)                                    3.67%              3.59%